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                                                                    EXHIBIT 10.6

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 1

                                     TO THE

                          MANAGEMENT SERVICES AGREEMENT

                                      AMONG

                      MACQUARIE INFRASTRUCTURE COMPANY LLC,
                     MACQUARIE INFRASTRUCTURE COMPANY INC.,
                            MACQUARIE YORKSHIRE LLC,
                              SOUTH EAST WATER LLC,
                        COMMUNICATIONS INFRASTRUCTURE LLC

                                       AND

                 MACQUARIE INFRASTRUCTURE MANAGEMENT (USA) INC.

                           Dated as of August 8, 2006

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     This AMENDMENT NO. 1 (the "AMENDMENT") to the MANAGEMENT SERVICES AGREEMENT
(the "ORIGINAL AGREEMENT") dated as of December 21, 2004, is entered into as of August 8, 2006 by and among Macquarie Infrastructure Company LLC, a Delaware limited liability company (the "COMPANY"), Macquarie Infrastructure Company
Inc., a Delaware corporation, Macquarie Yorkshire LLC, a Delaware limited liability company, South East Water LLC, a Delaware limited liability company, and Communications Infrastructure LLC, a Delaware limited liability company
(each a "MANAGED SUBSIDIARY" and, together with any directly owned Subsidiary of the Company as from time to time may exist and that has executed a counterpart of the Original Agreement in accordance with Section 2.3 thereof, collectively, the "MANAGED SUBSIDIARIES"), and Macquarie Infrastructure Management (USA) Inc., a Delaware corporation (the "MANAGER"). Individually, each party hereto shall be referred to as a "PARTY" and collectively as the "PARTIES." Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in the Original Agreement.

     WHEREAS, the Parties previously entered into the Original Agreement, whereby the Company and the Managed Subsidiaries agreed to appoint the Manager to manage their business and affairs as therein described, and the Manager agreed to act as Manager on the terms and subject to the conditions set forth therein; and

     WHEREAS, the Parties desire to amend the Original Agreement as provided herein;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Parties hereto agree as follows:

     SECTION 1.1 AMENDMENTS TO ORIGINAL AGREEMENT. Schedule I to the Original Agreement is hereby deleted in its entirety and replaced with Schedule I hereto.

     SECTION 1.2 APPLICABLE LAW. This Amendment shall be construed in accordance with the laws of the State of New York.

     SECTION 1.3 EFFECTIVE DATE. This Amendment shall become effective as of the date first written above (the "EFFECTIVE DATE") upon receipt by the Company of counterparts of this Amendment duly executed by the Company, the Managed Subsidiaries and the Manager.

     SECTION 1.4 MISCELLANEOUS. From and after the Effective Date of this Amendment, each reference in the Original Agreement to "this Agreement", "hereof", "hereunder", or words of like import in any and all agreements, instruments, documents, notes, certificates and other writings of any kind and nature shall be deemed to refer to the Original Agreement as amended by this Amendment. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together constitute one instrument. The headings in this Amendment are for purposes of reference only and shall not limit or otherwise effect the meaning hereof.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

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     IN WITNESS WHEREOF, the Company, the Managed Subsidiaries and the Manager
have caused this Amendment No. 1 to the Management Services Agreement to be executed as of the day and year first above written.

MACQUARIE INFRASTRUCTURE COMPANY LLC    MACQUARIE INFRASTRUCTURE
                                        MANAGEMENT (USA) INC.


By: /s/ Peter Stokes                    By: /s/ Alan Stephen Peet
    ---------------------------------       ------------------------------------
Name: Peter Stokes                      Name: Alan Stephen Peet
Title: Chief Executive Officer          Title: Vice President


MACQUARIE INFRASTRUCTURE COMPANY INC.


By: /s/ Peter Stokes
    ---------------------------------
Name: Peter Stokes
Title: Chief Executive Officer


MACQUARIE YORKSHIRE LLC

By: Macquarie Infrastructure Company
    LLC, as Managing Member of
    Macquarie Yorkshire LLC


By: /s/ Peter Stokes
    ---------------------------------
Name: Peter Stokes
Title: Chief Executive Officer


SOUTH EAST WATER LLC

By: Macquarie Infrastructure Company
    LLC, as Managing Member of South
    East Water LLC


By: /s/ Peter Stokes
    ---------------------------------
Name: Peter Stokes
Title: Chief Executive Officer

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COMMUNICATIONS INFRASTRUCTURE LLC

By: Macquarie Infrastructure Company
    LLC, as Managing Member of
    Communications Infrastructure LLC


By: /s/ Peter Stokes
    ---------------------------------
Name: Peter Stokes
Title: Chief Executive Officer

Acknowledged: for purposes of Article
VII of the Original Agreement.


MACQUARIE INFRASTRUCTURE COMPANY TRUST

By: MACQUARIE INFRASTRUCTURE COMPANY
    LLC, as Sponsor


By: /s/ Peter Stokes
    ---------------------------------
Name: Peter Stokes
Title: Chief Executive Officer

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SCHEDULE I

                                PRIORITY PROTOCOL

The Company has first priority ahead of all current and future entities managed by the Manager or by members of the Macquarie Group within the ISF in each of the following infrastructure acquisition opportunities that are within the United States:

     -    airport fixed base operations,

     -    district energy,

     -    airport parking and

     - User Pays Assets, Contracted Assets and Regulated Assets that represent an investment of greater than AUD 40 million, subject to the Existing Qualifications set forth below.

The above priority of the Company in User Pays Assets, Contracted Assets and Regulated Assets is subject to the following (collectively, the "EXISTING QUALIFICATIONS"):

Roads:                           The Company has second priority after Macquarie
                                 Infrastructure Group, any successor thereto or spin-off managed entity thereof or any one managed entity (a "MIG Transferee") to which Macquarie Infrastructure Group has transferred a substantial interest in its U.S. Assets;
                                 provided that, in the case of such MIG
                                 Transferee, both Macquarie Infrastructure Group and such entity are co-investing in the proposed investment.


Airport Ownership:               The Company has second priority after Macquarie
                                 Airports (consisting of Macquarie Airports
                                 Group (MAG) and Macquarie Airports (MAp)), any
                                 successor thereto or spin-off managed entity
                                 thereof or any one managed entity (a "MAp
                                 Transferee") to which Macquarie Airports has
                                 transferred a substantial interest in its U.S.
                                 Assets; provided that, in the case of such MAp
                                 Transferee, both Macquarie Airports and such
                                 entity are co-investing in the proposed
                                 investment.


Communications:                  The Company has second priority after Macquarie
                                 Communications Infrastructure Group, any
                                 successor thereto or spin-off managed entity
                                 thereof or any one managed entity (a "MCG
                                 Transferee") to which Macquarie Communications
                                 Infrastructure Group has transferred a
                                 substantial interest in its U.S. Assets;
                                 provided that, in the case of such MCG
                                 Transferee, both Macquarie Communications
                                 Infrastructure Group and such entity are
                                 co-investing in the proposed investment.


                                       4

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
Regulated Assets (including,     The Company has second priority after Macquarie
but not limited to,              Essential Assets Partnership (MEAP) until such
electricity and gas              time as MEAP has invested a further CAD 45
transmission and distribution    million in the United States. Thereafter, the
and water services):             Company will have first priority.

The Company has first priority ahead of all current and future entities managed by the Manager or any Manager Affiliate in all investment opportunities originated by a party other than the Manager or any Manager Affiliate where such party offers the opportunity exclusively to the Company and not to any other entity under the management of the Manager or any Manager Affiliate within ISF.